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                                                                    EXHIBIT 10.9

                          BORROWER SECURITY AGREEMENT


     THIS BORROWER SECURITY AGREEMENT (the "Agreement") dated as of July 22, 1998, is made and entered into by AXIA FINANCE CORP., a Delaware corporation ("AXIA Finance"), and AXIA INCORPORATED, a Delaware corporation ("AXIA Inc."), jointly and severally, in favor of PARIBAS, a bank organized under the laws of France acting through its Houston, Texas agency, as agent ("Agent"), and the Lenders (as defined below) for the benefit of all Lenders. AXIA Finance and Axia Inc., together with AXIA Incorporated following the Company Merger (as defined in the Credit Agreement defined below) as the surviving entity of the Company Merger, at times are referred to herein individually and collectively as "Debtor".

                                  WITNESSETH:


     WHEREAS, Debtor, Agent and Lenders (as defined in the Credit Agreement) are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time, the "Credit Agreement"), providing for extensions of credit to be made to Debtor by Lenders;

     WHEREAS, it is a condition precedent to the making of Loans and the issuance of Letters of Credit under the Credit Agreement that AXIA Finance shall have executed and delivered this Agreement;

     NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and to issue Letters of Credit under the Credit Agreement, Debtor hereby agrees with Agent for its benefit and the benefit of Lenders as follows:

SECTION 1. Definitions

     1.1 Certain Defined Terms. Terms defined in the Credit Agreement and not otherwise defined herein have the respective meanings provided for in the Credit Agreement. The following terms, as used herein, have the meanings set forth below:

     "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter created or acquired by Debtor including without limitation, all of the following now owned or hereafter created or acquired by Debtor: (a) accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to Debtor arising from the sale, lease, rental or exchange of goods or other property and/or the performance of services; (b) Debtor's rights in, to and under all purchase orders for goods, services or other property; (c) Debtor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit);
(d) monies due to or to become due to Debtor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services (whether or not yet earned by performance on the part of Debtor); and (e) Proceeds (as defined below) of any of



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the foregoing and all collateral security and guaranties of any kind given by any Person with respect to any of the foregoing.

     "Collateral" has the meaning assigned to that term in Section 2.

     "Collateral Account" has the meaning assigned to that term in Section 7.1.

     "Copyright License" means any written agreement now or hereafter in existence granting to Debtor any right to use any Copyright (excluding any such agreement if and to the extent that any attempt to grant a security interest hereunder in any such agreement without the consent of a third party would constitute a breach thereof and such consent has not been obtained by Debtor).

     "Copyrights" means collectively all of the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications now owned or hereafter created or acquired by Debtor; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

     "Copyright Security Agreement" means the copyright security agreement to be executed and delivered by Debtor to Agent, substantially in the form of Exhibit A, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

     "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods now owned or hereafter acquired by Debtor.

     "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by Debtor including, without limitation, all computers, computer components and other computer hardware, printers, communications equipment, office equipment, machinery, motor vehicles, trucks, trailers, vessels, aircraft, rolling stock and automatic taping and finishing tools, and all parts thereof and all additions and accessions thereto and replacements therefor.

     "Excluded Property" means property encumbered by a Lien existing on the date of this Agreement which is listed on Schedule 8.04(a) of the Credit Agreement, but only if the security agreement which created such Lien provides that the granting of any additional Lien on such property constitutes a default under such security agreement.

     "Fixtures" means all "fixtures" (as defined in the UCC) now owned or hereafter acquired by Debtor including, without limitation, all plant Fixtures; business Fixtures; other Fixtures and storage office facilities, wherever located; and all additions and accessions thereto and replacements therefor.



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     "General Intangibles" means all "general Intangibles" (as defined in the
UCC) now owned or hereafter acquired by Debtor, including, without limitation, all right, title and interest of Debtor in and to: (a) all agreements, leases, licenses and contracts to which Debtor is or may become a party; (b) all obligations or indebtedness owing to Debtor (other than Accounts) from whatever source arising, including, without limitation, any obligations owed to Debtor by third parties in connection with the agreements relating to the clean up of Hazardous Materials or compliance with Environmental Laws; (c) all tax refunds;
(d) Intellectual Property; (e) computer software, source code, object code, manuals and instructions, together with all diskettes, tape and any other physical representation or eminent thereof; and (f) all trade secrets and other confidential information relating to the business of Debtor including, by way of illustration and not limitation, the names and addresses of, and credit and other business information concerning, Debtor's past, present or future customers; the prices which Debtor obtains for its services or at which it sells merchandise; estimating and cost procedures; profit margins; policies and procedures pertaining to the sale and design of equipment, components, devices and services furnished by Debtor; information concerning suppliers of Debtor; and information concerning the manner of operation, business plans, pledges, projections, and all other information of any kind or character, whether or not reduced in writing, with respect to the conduct by Debtor of its business not generally known by the public. The term "General Intangibles" excludes any software licenses or similar licenses that are not permitted to be pledged in accordance with the terms thereof.

     "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) including, but not limited to, promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by Debtor.

     "Intellectual Property" shall mean collectively all of the following:
Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses.

     "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by Debtor, wherever located including, without limitation, finished goods, raw materials, work in process and other materials and supplies (including packaging and shipping materials) used or consumed in the manufacture or production thereof (including without limitation automatic taping and finishing tools and parts) and goods which are returned to or repossessed by Debtor.

     "Patent License" means any written agreement now or hereafter in existence granting to Debtor any right to use any invention on which a Patent is in existence (excluding any such agreement if and to the extent that any attempt to grant a security interest hereunder in any such agreement without the consent of a third party would constitute a breach thereof and such consent has not been obtained by Debtor).

     "Patents" means collectively all of the following: (a) all patents and patent applications now owned or hereafter created or acquired by Debtor including, without limitation, patentable inventions; (b) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing; (c) all income, royalties, damages or payments now and hereafter




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due and/or payable under any of the foregoing with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with any of the foregoing.

     "Patent Security Agreement" means a patent security agreement executed and delivered by Debtor to Agent, substantially in the form of Exhibit B as such agreement may be amended, supplemented or otherwise modified from time to time.

     "Proceeds" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including, without limitation, all claims of Debtor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

     "Secured Obligations" has the meaning assigned to that term in Section 3.

     "Security Interests" means the security interests granted pursuant to
Section 2, as well as all other security interests created or assigned by Debtor as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

     "Trademark License" means any written agreement now or hereafter in existence granting to Debtor any right to use any Trademark (excluding any such agreement if and to the extent that any attempt to grant a security interest hereunder in any such agreement without the consent of a third party would constitute a breach thereof and such consent has not been obtained by Debtor).

     "Trademarks" means collectively all of the following now owned or hereafter created or acquired by Debtor: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing including damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.



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     "Trademark Security Agreement" means the trademark security agreement executed and delivered by Debtor to Agent substantially in the form of Exhibit C as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas, as amended from time to time, and any successor statute; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provision hereof relating to such perfection or effect of perfection or non-perfection.

     1.2 Other Definition Provisions. References to "Sections", "subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

SECTION 2. Grant of Security Interests

     In order to secure the payment and performance of the Secured Obligations in accordance with the terms thereof, Debtor hereby assigns and grants to Agent for the benefit of Lenders a continuing security interest in and to all right, title and interest of Debtor in the following property (but excluding Excluded Property), whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

           (A)  Accounts;

           (B)  Inventory;

           (C)  General Intangibles;

           (D)  Documents;

           (E)  Instruments;

           (F)  Equipment;

           (G)  Fixtures;

           (H) all deposit accounts of Debtor maintained with any bank or financial institution;



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           (I) the Collateral Account, all cash deposited therein from time to time and other monies and property of Debtor in the possession or under the control of Agent or any Lender;

           (J) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in subparts (A) - (I) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

           (K) products and Proceeds of all or any of the property described in subparts (A) - (J) above.

Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Debtor may otherwise dispose of Collateral in accordance with and subject to the restrictions contained in Section 8.02 of the Credit Agreement.

SECTION 3. Security for Obligations

     This Agreement secures the payment and performance of the Obligations and all obligations of every nature of Debtor and/or the Guarantors now or hereafter existing under this Agreement and any other Loan Documents to which any of Debtor and/or any of the Guarantor is a party and all renewals, extensions, restructurings and refinancings of any of the above (all such debts, obligations and liabilities of Debtor being collectively called the "Secured Obligations").

SECTION 4. Debtor Remains Liable

     Anything herein to the contrary notwithstanding: (a) each of Debtor and the Guarantors shall remain liable under the contracts and agreements to which it is a party included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Agent of any of the rights hereunder shall not release Debtor or any Guarantor from any of its duties or obligations under the contracts and agreements to which any of them is a party included in the Collateral; and (c) Agent or Lenders shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Agent or Lenders be obligated to perform any of the obligations or duties of Debtor and/or the Guarantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 5. Representations and Warranties

     In order to induce Agent and each Lender to enter into the Loan Documents, Debtor represents and warrants to Agent and to each Lender that the following statements are and will be true, correct and complete:

     5.1 Location of Equipment, Fixtures and Inventory. Substantially all of the Equipment and Inventory is located in the United States of America at the places specified in



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Section B and C of Schedule I except for (i) goods in transit and (ii) goods that are on rental in the ordinary course of business to Persons other than Affiliates pursuant to a written rental agreement between such Person and Debtor and (iii) other locations specified in Schedule I. Substantially all Fixtures are located in the United States of America at the places specified in Section B of Schedule I. Schedule B and Schedule C of Schedule I may be updated from time to time to reflect a change of location of Collateral described in the foregoing provisions of this Section 5.1 to another location within the continental United States by written notice to the Agent within thirty (30) days after such change in location.

     5.2   Ownership of Collateral. Except for the Liens permitted by
Section 8.04 of the Credit Agreement, Debtor owns the Collateral free and clear of any Lien.

     5.3 Office Locations; Fictitious Names. The chief executive office and the office where Debtor keeps its books and records are both located at the place specified in Section A of Schedule I, which Section A of Schedule I may be updated from time to time to reflect a change of location to another location within the continental United States by written notice to the Agent within thirty (30) days after such change in location. Section B of Schedule I sets forth substantially all locations where Debtor has a place of business, which Section B of Schedule I may be updated from time to time to reflect additional places of business by written notice to the Agent within thirty (30) days after such change in location. Debtor does not do business and has not done business during the five years prior to the date hereof under any trade name or fictitious business name except as disclosed on Schedule II.

     5.4 Perfection. This Agreement and the Trademark Security Agreement, the Patent Security Agreement and the Copyright Security Agreement executed pursuant hereto create a valid and enforceable security interest in the Collateral, securing the payment of the Secured Obligations, including, without limitation, all future Loans pursuant to the Credit Agreement and the Notes, and all extensions, renewals and other modifications thereof. Upon the filing of UCC financing statements naming Debtor as debtor and Agent as secured party in the jurisdictions set forth in Schedule III hereto, the delivery to Agent of all Collateral the possession of which is necessary to perfect the security interest therein, the notation of the Agent's security interest on all certificates of title evidencing Equipment, and the release or assignment to Agent of the security interests described on Schedule IV hereto, the filing of the Trademark Security Agreement with the United States Patent and Trademark Office, the Filing of the Patent Security Agreement with the United States Patent and Trademark Office and the Filing of the Copyright Security Agreement with the United States Copyright Office, to the extent such actions are sufficient under applicable law, the security interests created hereby shall constitute perfected, first priority security interests upon all the Collateral (other than Trademarks and Trademark Licenses registered in countries other than the United States) which shall be superior and prior to the rights of all third Persons now existing or hereafter arising, except for the Liens permitted by Section 8.04 of the Credit Agreement and except for Collateral in the possession of third Persons and goods in transit as permitted by Section 6.5.

SECTION 6. Further Assurances; Covenants



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     6.1   Other Documents and Actions. Debtor will, from time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Agent may reasonably request, in order to perfect and protect any Security Interests granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder, or the rights and remedies of any Lender, with respect to any Collateral or to carry out the provisions and purposes hereof. Without limiting the generality of the foregoing, Debtor will:
(a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, and as Agent may request, in order to perfect and preserve the Security Interests granted or purported to be granted hereby; (b) upon Agent's request, appear in and defend any action or proceeding that may affect Debtor's title to or Agent's Security Interests in the Collateral.

     6.2 Agent Authorized. Debtor hereby authorizes Agent to file one or more financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of Debtor.

     6.3 Corporate or Name Change. Debtor will not change its name or use any other trade name or fictitious business name not disclosed on Schedule II without notifying the Agent in writing within ten (10) days of the same during the term of this Agreement.

     6.4 Business Locations. Debtor will keep substantially all the Collateral in the United States of America at the locations specified on Schedule I, except for goods in transit and goods otherwise permitted to be in the possession of third Persons pursuant to Section 5.1 or the Credit Agreement.

     6.5 Third Parties in Possession of Collateral. Debtor shall not permit any material amount of Inventory to be held by third Persons other than (a) goods in transit, (b) goods that are on rental in the ordinary course of business to Persons other than Affiliates of Debtor pursuant to a written rental agreement between such Person and Debtor, and (c) goods held by any warehouseman, bailee, agent, processor or other Person that is not an Affiliate of Debtor, where, if requested by the Agent (i) such Person has been notified of the Security Interests created hereby and instructed to hold all such Collateral for Agent's account subject to Agent's instructions, and (ii) there has been taken all other actions the Agent deems necessary to perfect and protect its and the Debtor's interests in such Collateral pursuant to the requirements of the UCC of the applicable jurisdiction where the warehouseman, bailee, agent, processor or other Person is located (including, if necessary and requested by the Agent, the filing of a financing statement in the proper jurisdiction naming the applicable Person as Debtor and the Debtor as secured party and notifying such Person's secured lenders of the Debtor's interest in such Collateral before the third Person receives possession of the Collateral in question).

     6.6 Instruments. Upon the request of the Agent, Debtor will deliver and pledge to Agent each Instrument in excess of $50,000, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Agent



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except that prior to the occurrence of a Default or an Event of Default Debtor may retain for collection and use in the ordinary course of business any checks representing Proceeds of Accounts received in the ordinary course of business.

     6.7 Certificates of Title; Equipment. At the request of Agent, Debtor shall promptly deliver to Agent any and all certificates of title, applications for title or similar evidence of ownership of all Equipment where possession of, notation on or registration with respect to such certificate is necessary or advisable for perfection of a security interest therein and shall cause Agent to be named as lienholder on any such certificate of title or other evidence of ownership. Debtor shall promptly inform Agent of any additions to or deletions from the Equipment that causes a Material Adverse Effect and shall not permit any such items to become Fixtures to real estate other than real estate described in the mortgages and/or deeds of trust in favor of the Agent for the benefit of the Lenders which secure the Obligations.

     6.8   [Intentionally Omitted]

     6.9   [Intentionally Omitted]

     6.10  [Intentionally Omitted]

     6.11  [Intentionally Omitted]

     6.12 Collateral Description. Upon the reasonable request of Agent, Debtor will furnish to Agent, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail.

     6.13  [Intentionally Omitted]

     6.14 Records of Collateral. Debtor shall keep full and accurate books and records relating to the Collateral and shall stamp or otherwise mark such books and records in such manner as Agent may reasonably request in order to perfect, or preserve the priority of, the Security Interest granted herein indicating that the Collateral is subject to the Security Interests.

     6.15  [Intentionally Omitted]

     6.16  [Intentionally Omitted]

     6.17 Compliance with Terms of Accounts, etc. The Debtor shall perform and comply with all obligations in respect of the agreements with third Persons representing the Collateral and all other agreements with Third Persons to which it is a party or by which it is bound, except where nonperformance or noncompliance would not have a Material Adverse Effect.

SECTION 7. Collateral Account; Proceeds of Collateral.



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     7.1   Cash Account. At the request of Agent made at any time after the occurrence and during the continuance of an Event of Default, Debtor shall establish with Agent or at a bank designated by Agent a cash collateral account (the "Collateral Account") in the name and under the control of Agent into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to Agent after the occurrence and during the continuation of an Event of Default pursuant to Section 7.2 or any other provision of this Agreement. Any income received by Agent with respect to the balance from time to time standing to the credit of the Collateral Account shall remain, or be deposited, in the Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Collateral Account shall vest in Agent and shall constitute part of the Collateral.

     7.2 Customer Payments; Proceeds of Other Collateral. At Agent's request made at any time after the occurrence and during the continuance of an Event of Default, Debtor shall instruct all customers and other Persons obligated with respect to all Accounts to make all payments either (a) directly to Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of Agent) or (b) to one or more other banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and the control of such bank) under a lockbox agreement in the form and substance satisfactory to the Agent in its sole discretion duly executed by Debtor and such bank or under other arrangements pursuant to which Debtor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to Agent for deposit into the Collateral Account or as Agent may otherwise instruct such bank. All such payments made to Agent shall be deposited in the Collateral Account. Any Proceeds received by Debtor in violation of this Section 7.2 shall be promptly delivered to the Agent and until so delivered, all such Proceeds shall be held in trust by Debtor for the benefit of Agent (and on behalf of Lenders) and shall be segregated from any other funds or property of Debtor.

     7.3 Proceeds of Other Collateral. Debtor agrees that if the Proceeds of any Collateral hereunder (other than the payments received in the ordinary course of business in respect of Accounts) shall be received by it, Debtor shall as promptly as possible deliver such Proceeds to the Agent to be held and applied to the Secured Obligations in accordance with the terms of the Credit Agreement. Until so delivered, all such Proceeds shall be held in trust by Debtor for the benefit of Agent (on behalf of Lenders) and shall be segregated from any other funds or property of Debtor.

     7.4 Direction to Pay. Debtor hereby authorizes and directs Agent to apply the balance from time to time outstanding in the Collateral Account to the Secured Obligations as required pursuant to the terms of the Credit Agreement.

SECTION 8. Agent Appointed Attorney-in-Fact

     Debtor hereby irrevocably appoints Agent as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, Agent or otherwise, from time to time after the occurrence and during the continuation of an Event of Default, in Agent's



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

discretion, to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

           (a) to obtain and adjust insurance required to be paid to Agent;

           (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

           (c) to receive, endorse, and collect any drafts or other Instruments and Documents in connection with clauses (a) and (b) above;

           (d) to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Agent with respect to any of the Collateral;

           (e) to pay or discharge taxes or Liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Agent in its sole discretion, and such payments made by Agent to become obligations of Debtor to Agent, due and payable immediately without demand;

           (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

           (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and Debtor's expense, at any time or from time to time, all acts and things that Agent deems necessary to protect, preserve or realize upon the Collateral, including, without limitation, to file one or more continuation or financing statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of Debtor.

Debtor hereby ratifies and approves all acts of Agent made or taken pursuant to this Section 8. Neither Agent nor any Person designated by Agent shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as this Agreement shall remain in force.

SECTION 9. Transfers and Other Liens

     Except as otherwise permitted herein or by the Credit Agreement, Debtor shall not:



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           (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral; or

           (b) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person except for the Security Interest created by this Agreement.

SECTION 10. Remedies

     If any Event of Default shall have occurred and be continuing, Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (a) require Debtor to, and Debtor hereby agrees that it will, at its expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at a place to be designated by Agent which is reasonably convenient to both parties; (b) withdraw all cash in the Collateral Account and apply such monies in payment of the Secured Obligations in the manner provided in Section 13; (c) without notice or demand or legal process, enter upon any premises of Debtor and take possession of the Collateral; and (d) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as are commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Agent (on behalf of Lenders). Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

SECTION 11. License of Intellectual Property

     Debtor hereby assigns, transfers and conveys to Agent, effective upon the occurrence of any Event of Default, the nonexclusive right and license to use all Intellectual Property owned or used by Debtor together with any goodwill associated therewith, all to the extent necessary to enable Agent to realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to Debtor by Agent.

SECTION 12. Limitation on Duty of Agent With Respect to Collateral

     Agent shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Agent.

SECTION 13. Application of Proceeds

     Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Account shall be applied or paid as provided in the Credit Agreement.

SECTION 14. Expenses

     Debtor shall pay all reasonable insurance expenses and all reasonable expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of perfecting and maintaining the Security Interests, any and all excise, property, sales and use taxes imposed by any federal, state, local or foreign authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If Debtor fails to promptly pay any portion of the above expenses when due or to perform any other obligation of Debtor under this Agreement, Agent or any other Lender may, at its option, but shall not be required to, after ten (10) days notice to the Debtor pay or perform the same and charge Debtor's account for all costs and expenses incurred therefor, and Debtor agrees to reimburse Agent or such Lender therefor on demand. All sums so paid or incurred by Agent or any other Lender for any of the foregoing, any and all other sums for which Debtor may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by Agent or any other Lender in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Obligations, shall bear interest until paid at the Default Rate provided in the Credit Agreement and shall be secured by the Collateral.

SECTION 15. Termination of Security Interests; Release of Collateral

     Upon payment in full of all Secured Obligations and the termination of all Commitments and Letters of Credit, the Security Interests shall terminate and all rights to the Collateral shall revert to Debtor. Upon such termination of the Security Interests or release of any Collateral, Agent will, at the expense of Debtor, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 16. Notices

     All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Credit Agreement.

SECTION 17. Waivers; Non-Exclusive Remedies

     No failure on the part of Agent and/or any Lender to exercise, and no delay in exercising and no course of dealing with respect to, any power, privilege or right under the Credit Agreement, this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise by Agent and/or any Lender of any power, privilege or right under the Credit Agreement, this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other power, privilege or right. The powers, privileges and rights in this Agreement, the Credit Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

SECTION 18. Successors and Assigns

     This Agreement is for the benefit of Agent and Lenders and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, subject to Section 11.10 of the Credit Agreement, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on Debtor and its successors and assigns.

SECTION 19. Changes in Writing

     No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Debtor therefrom, shall in any event be effective without the written concurrence of Agent and Debtor and, to the extent required by the Credit Agreement, Majority Lenders.

SECTION 20. Applicable Law

     THIS AGREEMENT HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE HARRIS COUNTY, TEXAS AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS EXECUTED, DELIVERED AND PERFORMED WITHIN SUCH STATE EXCEPT WITH RESPECT TO PERFECTION AND THE EFFECT OF PERFECTION OR NONPERFECTION OF A SECURITY INTEREST, AND IN SUCH CASE, THE LAW OF THE STATE APPLICABLE UNDER THE UCC SHALL APPLY AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED.

DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN TEXAS, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO IT AT THE ADDRESS STATED BELOW ITS SIGNATURE HEREOF. IN ADDITION, DEBTOR HEREBY WAIVES TRIAL BY JURY AND WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

SECTION 21. [Intentionally Omitted]

SECTION 22. Headings

     Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 23. Counterparts

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Agreement by signing any such counterpart.

SECTION 24. Subrogation

     If any proceeds of the Notes or the Loans have been used to extinguish any indebtedness of Debtor heretofore secured by the Collateral, then, to the extent of the proceeds so used, Agent for the benefit of the Lenders shall be subrogated to all of the rights, claims, liens and interests existing against the Collateral heretofore held by or in favor of the holder of such indebtedness and such former rights, claims, liens and interests are not waived but rather are continued in full force and effect in favor of Agent for the benefit of the Lenders and are merged with the security interest created herein as cumulative security for the repayment of the Secured Obligations.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]



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

     Witness the due execution hereof by the duly authorized officer of the undersigned as of the day first above written.



                                          AXIA INCORPORATED

                                          By: /s/ LYLE J. FEYE
                                              -----------------------------
                                              Lyle J. Feye
                                              Vice President-Finance



                                          AXIA FINANCE CORP.

                                          By: /s/ SUSAN O. RHENEY
                                              -----------------------------
                                              Susan 0. Rheney
                                              President and Secretary